SUBSCRIPTION AGREEMENT

SUBSCRIPTION  AGREEMENT  (this   “Agreement”  or  “Subscription  Agreement”)  dated

as  of  __________  __,  2017 between  IGAMBIT  INC., a  Delaware  corporation  having its  principal  offices at  1050  West  Jericho  Turnpike,  Suite  A,  Smithtown,  New  York,  11787  (the  “Company”)  and  the

SUBSCRIBER  (“Subscriber”)  whose  name  and  address  are  set  forth  on  the  Signature  Page  to  this

Agreement.

WHEREAS,  on  the  terms  and  subject  to  the  conditions  hereinafter  set  forth,  the  Company  is

offering (the “Offering”)   for sale shares of its  Common stock (the “Offered Shares”)  $0.001 par value per share

(the  “Common  Stock”),  on  a  “best  efforts”  basis  with  no  prescribed  minimum  or  maximum,  Shares  to  a  limited number  of  individuals  or  entities  who  qualify  as  “accredited  investors”  as  defined  in  Rule  501  of

Regulation   D   (“Regulation   D”)   promulgated   under   the   Securities   Act   of   1933,   as   amended   (the

“Securities Act”) (collectively, the  “Investors”),  at a  price per share   equal to $.05 per Share (the  “Share

Price”). Shares

WHEREAS,  Subscriber  (who,  together  with  all  other  subscribers  to  Shares  in  the  Offering,  are collectively referred  to  as  “Subscribers”)  desires  to  acquire  the  aggregate  number  of  Shares  set  forth  on the signature page hereof.

NOW,  THEREFORE,   for  and  in  consideration  of  the  premises  and  the  mutual  covenants hereinafter set forth, the parties hereto do hereby agree as follows:

Section 1.

Subscription   for   Shares.   On   the   terms   and   subject   to   the

conditions  hereinafter  set  forth,  Subscriber  hereby  subscribes  for  and  agrees  to  purchase from the Company,  that number  of Shares as is  set forth on the signature page hereof, for

the  purchase  price  indicated  (the  “Purchase  Price”).   The  Purchase  Price  is  payable  by

check   made   payable   to   “iGambit   Inc.”   contemporaneously   with   the   execution   and

delivery  of  this  Subscription  Agreement  to  the  Company  or  by  wire  transfer  to  the following accounts:

RBK:

ABA:

BNF:     iGambit Inc.

1050 W. Jericho Tpke, Suite A

Smithtown, NY 11787

A/C:

Attn:     CFO

Ref:

Equity Sub [Subscribers Name]

Promptly  following  a  closing  at  which  all  or  part  of  Subscriber’s  subscription  is  accepted,  a

Debenture  and  certificates  evidencing  the  Warrant  will  be  delivered  by the  Company to  Subscriber.   The

Company may, at its sole discretion, accept subscriptions for fractional Shares.

Section 2.

Representations,   Warranties   and   Covenants   of   Subscriber.      Subscriber

hereby represents, warrants and covenants to the Company that:

2.1

Subscriber  recognizes  that  the  purchase  of  the  Securities  involves  a  high  degree of  risk  in  that  (i) an  investment  in  the  Company  is  highly  speculative  and  only  investors  who  can  afford the  loss  of their  entire  investment  should  consider  investing  in  the  Securities;  (iii) an  investor  may not  be able  to  readily liquidate  its  investment;  (iv) transferability of  the  Securities  is  limited;  and  (v)  Subscriber could sustain the loss of its entire investment.

2.2

Subscriber  is  an  “accredited  investor”  as  such  term  is  defined  in  Rule 501(a)  of

Regulation D  promulgated  under  the  Securities  Act  of  1933,  as  amended  (the  “Securities  Act”)  and

Subscriber is able to bear the economic risk of an investment in the Securities. In addition, Subscriber has

such   knowledge   and   experience   in   business   and   financial   matters,   including   prior   investments   in

non-listed  and  non-registered  securities,  as  is  necessary  in  order  to  evaluate  the  merits  and  risks  of  its investment in the Shares.

2.3

Subscriber  has  been  afforded  the  opportunity  to  ask  questions  of  and  receive answers  from  management  of  the  Company  concerning  the  terms  and  conditions  of  the  Offering  and  to obtain  such  additional  information  as  Subscriber  deemed  necessary  in  order  to  evaluate  its  investment  in the Shares.

2.4

Subscriber   understands   that   its   purchase   of   the   Securities   may   have   tax

consequences  and  that  Subscriber  must  retain  its  own  professional  advisors  to  evaluate  the  tax  and  other

consequences of an investment  in the Securities.   Subscriber  has independently evaluated the merits of its

decision  to  purchase  Shares,  and  Subscriber  confirms  that  it  has  been  afforded  the  opportunity to  consult with Subscriber’s business, tax and/or  legal  counsel in making such decision and has  availed itself of that opportunity to the extent deemed advisable by Subscriber.

2.5

Subscriber  acknowledges  that  the  Offering  has  not  been  reviewed,  endorsed  or approved  by the  United  States  Securities  and Exchange  Commission  (the  “SEC”)  and  that  the  Shares  are

being   offered   without   registration   under   the   Securities   Act   in   reliance   upon   the   exemption   from

registration  afforded  by  Section  4(2)  of  the  Securities  Act  and  Rule  506  of  Regulation  D  promulgated thereunder,  and  without  registration  under  any state  securities  laws.  Subscriber  understands  that  a  legend may be affixed to each certificate evidencing any of the Securities to the effect that the Securities have not been  registered  under  the  Securities  Act  or  any  applicable  state  securities  laws  and  setting  forth  or referring to the restrictions on transferability and sale thereof.

2.6

Subscriber  is  purchasing  the  Shares  for  its  own  account  for  investment  purposes only  and  not  with  a  view  to  or  for  sale  in  connection  with,  or  for  purposes  of,  any  “distribution”  thereof within the meaning of Section 2(11) of the Securities Act.

2.7

Subscriber  understands  that  the  Company reserves  the  right  to  reject  or  limit  any subscription in its sole discretion and, subject to any minimum offering requirements, to hold one or more

closings of the Offering at any time.   Subscriber  further understands that  the Company shall  not  have  any obligation to sell any Shares in any jurisdiction in which the sale of Shares would constitute a violation of the securities, “blue sky” or other similar laws of such jurisdiction.

2.8

Subscriber’s   address   set   forth   on   the   signature   page   hereto   is   its   principal

residence  if  Subscriber  is  an  individual  or  its  principal  business  address  if  Subscriber  is  a  corporation  or other entity.

2.9

Subscriber  is  not  subscribing  for  the  Shares  as  a  result  of  any  advertisement,

article,   notice   or   other   communication   published   in   any  newspaper,   magazine   or   similar   media   or

broadcast over television or radio, or presented at any seminar or general meeting.

2.10

Subscriber  has  all  requisite  legal  and  other  power  and  authority  to  execute  and deliver  this  Subscription  Agreement  and  to  carry  out  and  perform  Subscriber’s  obligations  hereunder.

This Subscription Agreement constitutes a  valid and legally binding obligation of Subscriber, enforceable in accordance with its  terms, subject to laws  of general application relating to bankruptcy,  insolvency and the  relief  of  debtors  and  rules  of  law  governing  specific  performance,  injunctive  relief  or  other  general principals  of  equity,  whether  such  enforcement  is  considered  in  a  proceeding  in  equity or  law.  The  funds provided  for  this  investment  are  either  separate  property  of  Subscriber,  community  property  over  which

Subscriber  has  the  right  of  control  or  are  otherwise  funds  as  to  which  Subscriber  has  the  sole  right  of management.

2.11

There   are   no   actions,   suits,   proceedings   or   investigations   pending   against

Subscriber  or  Subscriber’s  assets  (nor,  to  Subscriber’s  knowledge,  is  there  any  threat  thereof)  which

would   impair   Subscriber’s   ability   to   enter   into   and   fully   perform   Subscriber’s   commitments   and

obligations under this Subscription Agreement or the transactions contemplated hereby.

2.12

The  execution,  delivery  and  performance  of  this  Subscription  Agreement  by

Subscriber  will  not  result  in  any  violation  of,  or  conflict  with,  or  constitute  a  default  under,  any  of

Subscriber’s articles of incorporation or by-laws,  if applicable,  or  any agreement to which  Subscriber is a party  or  by  which  it  is  bound,  nor  result  in  the  creation  of  any  mortgage,  pledge,  lien,  encumbrance  or charge against any of the assets or properties of Subscriber or on the Securities.

2.13

No  consent  from  any  other  person  is  required  in  order  for  Subscriber  to  execute this  Agreement  and  perform  its  obligations  hereunder,  or  such  consent  has  been  obtained  and  a  copy has been provided to the Company.

2.14

Subscriber has kept confidential the existence of the Offering.

2.15

Subscriber’s   representations   and   warranties   contained   in   this   Subscription

Agreement   and   the   Accredited   Investor   Prospective   Participant   Questionnaire   accompanying   this

Subscription  Agreement  do  not  contain  any  untrue  statement  of  a  material  fact.  Subscriber  understands that the Company is relying upon the truth and accuracy of the representations, warranties and agreements of  Subscriber  set  forth  herein  in  making  its  determination  that  the  Offering  and  sale  of  the  Shares  is exempt from registration under the Securities Act and state securities laws.

Section 3.

Representations  and  Warranties  of  the  Company.   The  Company  represents

and warrants to Subscriber that:

3.1

The  Company  is  a  corporation  duly  organized,  existing  and  in  good  standing under  the laws  of the  State of Delaware  and  has  the  power  and  authority to  conduct  the  business  which it conducts and proposes to conduct.

3.2

The  Company’s  execution,  delivery  and  performance  of  this  Agreement,  the

Debentures,  Warrants  and  any other  agreements  executed  and  delivered  by the  Company pursuant  to  this

Agreement   or   in   connection   herewith   (collectively   “Transaction   Documents”)   have   been   duly

authorized,  executed  and  delivered  by the  Company and  are  valid  and  binding  agreements  enforceable  in

accordance   with   their   terms,   subject   to   bankruptcy,   insolvency,   fraudulent   transfer,   reorganization,

moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and to  general  principles  of  equity.  The  Company  has  full  corporate  power  and  authority  necessary  to  enter into and deliver the Transaction Documents and to perform its obligations thereunder.

3.3

No  consent,  approval,  authorization  or  order  of  any  court,  governmental  agency or  body  or  arbitrator  having  jurisdiction  over  the  Company,  or  any  other  person  is  required  for  the execution  by  the  Company  of  the  Transaction  Documents  and  compliance  and  performance  by  the

Company of  its  obligations  under  the  Transaction  Documents,  including,  without  limitation,  the  issuance and sale of the Securities.

3.4

Assuming the  representations  and  warranties of Subscriber in this  Agreement  are true  and  correct,  neither  the  issuance  and  sale  of  the  Securities  nor  the  performance  of  the  Company’s obligations under this Agreement and the other Transaction Documents will:

(i)

violate,  conflict  with,  result  in  a  breach  of,  or  constitute  a  default  (or  an  event which  with  the  giving  of  notice  or  the  lapse  of  time  or  both  would  be  reasonably  likely  to

constitute  a  default  in  any    material  respect)  of  a  material  nature  under  (A)  the  certificate  of incorporation,  charter  or  bylaws  of  the  Company,  (B)  to  the  Company's  knowledge,  any  decree,

judgment,  order,  law,  treaty,  rule,  regulation  or  determination  applicable  to  the  Company  of  any court,  governmental  agency  or  body,  or  arbitrator  having  jurisdiction  over  the  Company  or  over the  properties  or  assets  of  the  Company  or  any  of  its  Affiliates,  or  (C)  the  terms  of  any  bond,

debenture,  Debenture  or  any  other  evidence  of  indebtedness,  or  any  agreement,  stock  option  or other  similar  plan,  indenture,  lease,  mortgage,  deed  of  trust  or  other  instrument  to  which  the

Company  is  a  party,  by  which  the  Company  is  bound,  or  to  which  any  of  the  properties  of  the

Company  is   subject;   except   the   violation,   conflict,   breach,   or   default   of   which   would   not

reasonably be expected to have a Material Adverse Effect; or

(ii)

result  in  the  creation  or  imposition  of  any  lien,  charge  or  encumbrance  upon  the

Securities or any of the assets of the Company.

3.5

The  Securities  have  been  duly  authorized  and,  when  issued  in  accordance  with the term of this Agreement and upon payment of the agreed upon consideration therefore:

(i)

will   be,   free   and   clear   of   any   security   interests,   liens,   claims   or   other

encumbrances,  subject  to  restrictions  upon  transfer  under  the  Securities  Act  and  any  applicable state securities laws;

(ii)

will  not  have  been  issued  or  sold  in  violation  of  any  preemptive  or  other  similar rights of the holders of any securities of the Company; and

(iii)

assuming the representations and warranties of the Subscriber pursuant to Section

2 hereof are true and correct, will not result in a violation of Section 5 under the Securities Act.

The  Company  has  reserved  from  its  duly  authorized  capital  stock  the  shares  of  Common  Stock  issuable pursuant to the Debentures and Warrants in order to issue the Notes Shares and Warrant Shares.

3.6

The  Company  has  not  engaged  in  any  form  of  general  solicitation  or  general advertising  (within  the  meaning  of  Regulation  D  under  the  Securities  Act)  or  directed  selling  efforts

(within  the  meaning  of  Regulation  S  under  the  Securities  Act)  in  connection  with  the  offer  or  sale  of  the

Securities.

3.7

The   Company   files   annual,   quarterly   and   current   reports   pursuant   to   the

Securities  Exchange  Act  of 1934,  as  amended  (the  “Exchange  Act”)  and  has  filed  all  reports  required  to

be  filed  by it  under  the  Exchange  Act.   As  of  their  respective  dates,  such  reports  complied  in  all  material respects with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder  except  to  the  extent  that  the  Company  filed  amendments  to  such  reports  in  which  event,  the

SEC  Reports,  as  amended  (the  “SEC  Reports”),  complied  in  all  material  respects  with  the  requirements

of  the  Exchange  Act  and  the  rules  and  regulations  of  the  SEC  promulgated  thereunder.   The  financial

statements  of  the  Company  included  in  the  SEC  Reports  comply  in  all  material  respects  with  applicable accounting  requirements  and  the  rules  and  regulations  of  the  SEC  with  respect  thereto  as  in  effect  at  the

time  of  filing.    Such  financial  statements  have  been  prepared  in  accordance  with  GAAP  applied  on  a consistent  basis  during  the  periods  involved,  except  as  may  be  otherwise  specified  in  such  financial statements  or  the  Debentures  thereto,  and  fairly  present  in  all  material  respects  the  financial  position  of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and  cash  flows  for  the  periods  then  ended,  subject,  in  the  case  of  unaudited  statements,  to  normal,  year-

end  audit  adjustments.  The  SEC  Reports  do  not  misrepresent  a  material  fact,  omit  to  state  a  material  fact or  omit  to  state  any  fact  necessary  to  make  the  statements  therein,  under  the  light  in  which  they  were made, not misleading.

3.8

Additional Representations.

(a)

Litigation.     There   is   no   action,   suit   or   legal   proceeding   (“Action”)   which

adversely   affects   or   challenges   the   legality,   validity   or   enforceability   of   any   of   the   Transaction

Documents  or  the  Shares.    The  SEC  has  not  issued  any  stop  order  or  other  order  suspending  the effectiveness  of  any  registration  statement  filed  by  the  Company  or  any  Subsidiary  under  the  Exchange

Act or the Securities Act.

(b)

Certain  Fees.    No  brokerage  or  finder’s  fees  or  commissions  are  or  will  be

payable   by   the   Company   to   any   broker,   financial   advisor   or   consultant,   finder,   placement   agent,

investment  banker,  bank or other  person  with  respect  to  the  transactions  contemplated  by this  Agreement

except the Company reserves the right to pay finder’s fees up to 10% to the extent permitted by law.   The

Investors  shall  have  no  obligation  with  respect  to  any fees  or  with  respect  to  any  claims  (other  than  such fees or commissions owed by an Investor pursuant to written agreements executed by such Investor which fees  or  commissions  shall  be  the  sole  responsibility  of  such  Investor)  made  by  or  on  behalf  of  other persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by this Agreement.

(c)

Investment  Company.    The  Company  is  not,  and  is  not  an  Affiliate  of,  and

immediately  following  the  Closing  will  not  have  become,  an  “investment  company”  within  the  meaning of the Investment Company Act of 1940, as amended.

(d)

No  Additional  Agreements.    The  Company  does  not  have  any  agreement  or

understanding   with   any   Investor   with   respect   to   the   transactions   contemplated   by   the   Transaction

Documents other than as specified in the Transaction Documents.

(e)

Foreign  Corrupt  Practices  Act.   Neither  the  Company  nor  any Subsidiary,  nor  to

the knowledge of the Company,  any agent  or other person acting on behalf of any of the Company or  any

Subsidiary,  has,  directly  or  indirectly,  (i)  used  any  funds,  or  will  use  any  proceeds  from  the  sale  of  the

Shares,  for  unlawful  contributions,  gifts,  entertainment  or  other  unlawful  expenses  related  to  foreign  or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company or any Subsidiary (or made by any Person acting on their  behalf  of  which  the  Company  is  aware)  which  is  in  violation  of  law,  or  (iv)  has  violated  in  any material  respect  any  provision  of  the  Foreign  Corrupt  Practices  Act  of  1977,  as  amended,  and  the  rules and regulations thereunder.

(f)

Money  Laundering  Laws.  The  operations  of  each  of  the  Company  and  any

Subsidiary are  and  have  been  conducted  at  all  times  in compliance  with  the  money laundering statutes  of applicable  jurisdictions,  the  rules  and  regulations  thereunder  and  any  related  or  similar  rules,  regulations or  guidelines,  issued,  administered  or  enforced  by  any  applicable  governmental  agency  (collectively,  the

“Money  Laundering  Laws”)  and  no  action,  suit  or  proceeding  by  or  before  any  court  or  governmental agency,  authority or  body  or  any arbitrator  involving  the  Company and/or  any Subsidiary with  respect  to the Money Laundering Laws is pending or, to the best knowledge of the Company, threatened.

Section 4.

Additional Agreements.

4.1

Integration.   The  Company  shall  not,  and  shall  use  its  best  efforts  to  ensure  that no  Affiliate  of  the  Company  shall,  sell,  offer  for  sale  or  solicit  offers  to  buy  or  otherwise  negotiate  in respect  of  any  security  (as  defined  in  Section  2  of  the  Securities  Act)  that  would  be  integrated  with  the offer  or  sale  of  the  Shares  in  a  manner  that  would  require  the  registration  under  the  Securities  Act  of  the sale  of  the  Shares  in  the  Offering,  or  that  would  be  integrated  with  the  offer  or  sale  of  the  Shares  for purposes  of  the  rules  and  regulations  of  any  Trading  Market  in  a  manner  that  would  require  stockholder approval of the sale of the securities to the Investors.

4.2

Indemnification  of  Subscriber.   In  addition  to  the  indemnity provided  herein,  the

Company will indemnify and hold Subscriber and its directors, officers, shareholders, partners, employees and  agents  (each,  an  “Investor  Party”)  harmless  from  any  and  all  losses,  liabilities,  obligations,  claims,

contingencies,  damages,  costs  and  expenses,  including  all  judgments,  amounts  paid  in  settlements,  court costs  and  reasonable  attorneys’  fees  (collectively,  “Losses”)  that  any  such  Investor  Party  may  suffer  or incur  as  a  result  of  or  relating  to  any  misrepresentation,  breach  or  inaccuracy  of  any  representation,

warranty,  covenant  or  agreement  made by the Company in  any Transaction Document.   In addition  to the

indemnity contained  herein,  the  Company  will  reimburse  each  Investor  Party for  its  reasonable  legal  and

other  expenses  incurred  in  connection  therewith,  as  such  expenses  are  incurred.   Except  as  otherwise  set

forth  herein,  the  mechanics  and  procedures  with  respect  to  the  rights  and  obligations  under  this  Section shall be the same as those set forth above.

Section 5.

Miscellaneous.

5.1

Any   notice   or   other   communication   required,   permitted   or   provided   for

hereunder  (each,  a “Notice”)  shall  be  effective  as  between  the  parties  only if  given  in  writing and sent  by

(a)  personal  delivery,  (b)  registered  or  certified  mail  (return  receipt  requested);  or  (c)  recognized  express delivery service,  to  the  Company at  1050  West  Jericho  Turnpike,  Suite A,  Smithtown,  New York  11787,

and  to  the  Subscriber  at  his  address  indicated  on  the  signature  page  of  this  Subscription  Agreement.

Notice  shall  be  deemed  to  have  been  duly  given  and  received  (i)  if  personally  delivered,  on  the  date  of such  delivery,  (ii)  if  mailed,  on  the  date  set  forth  on  the  return  receipt,  or  (iii)  if  delivered  by  express delivery,  on  the  date  of  such  delivery  (as  evidenced  by  the  receipt  provided  to  the  express  delivery

service).   If  Notice  cannot  be  delivered  because  of  a  changed  address  of  which  no  Notice  was  given,  or the  refusal  to  accept  delivery,  the  Notice  shall  be  deemed  received  on  the  date  it  is  sent  (as  evidenced  by the affidavit of the sender).

5.2

This  Subscription  Agreement  shall  be  binding  upon  and  inure  to  the  benefit  of

the  parties  hereto  and  to  their  respective  heirs,  legal  representatives,  successors  and  assigns.    This

Subscription  Agreement  sets  forth  the  entire  agreement  and  understanding  between  the  parties  as  to  the subject  matter  hereof  and  merges  and  supersedes  all  prior  discussions,  agreements  and  understandings  of any and every nature among them.

5.3

Notwithstanding  the  place  where  this  Subscription  Agreement  may  be  executed by any of  the  parties  hereto,  the  Company and  Subscriber  hereby:  (a)  agree  that  all  questions  concerning

the   construction,   validity,   enforcement   and   interpretation   of   this   Subscription   Agreement   shall   be

governed  by  and  construed  and  enforced  in  accordance  with  the  internal  laws  of  the  State  of  New  York,

without  regard  to  the  principles  of  conflicts  of  law  thereof,  and   (b)  all  legal  proceedings  concerning  the

interpretation, enforcement and defense of this Subscription Agreement shall be commenced in the Courts of the State of New York or the courts of the United States of America, in each case located in the City of

New  York,  and  appellate  courts  from  any thereof  (the  “Courts”),  (c)  irrevocably  submit  to  the  exclusive jurisdiction  of  the  Courts  for  the  adjudication  of  any  dispute  hereunder  (including  with  respect  to  the enforcement  of  this  Subscription  Agreement);  (d)  irrevocably  waive  and  agree  not  to  assert  in  any  suit,

action  or  proceeding,  any claim  that  it  is  not  personally  subject  to  the  jurisdiction  of  any  of  such  Courts,

or  that  such  suit,  action  or  proceeding  is  improper;  (e)  irrevocably  waive  personal  service  of  process  and consents  to  process  being  served  in  any  such  suit,  action  or  proceeding  by  mailing  a  copy  thereof  via registered  or  certified  mail  or  overnight  delivery (with  evidence  of  delivery)  to  the  other  at  the  address in effect  for  notices  to  it  under  this  Subscription  Agreement  and  agrees  that  such  service  shall  constitute good  and  sufficient  service  of  process  and  notice  thereof  (nothing  contained  herein  shall  be  deemed  to limit in any way any right to serve process in any manner permitted by law); and (f) irrevocably waive, to the  fullest  extent  permitted  by  applicable  law,  any  and  all  right  to  trial  by  jury  in  any  legal  proceeding arising out of or relating to this Subscription Agreement or the transactions contemplated hereby.

5.4

This  Subscription  Agreement  may  be  executed  in  counterparts,   and  may  be

executed  by  facsimile  or  electronic  signature  with  the  same  force  and  effect  as  if  executed  by  original

signature.    Upon  the  execution  and  delivery  of  this  Subscription  Agreement  by  the  Subscriber,  this

Subscription  Agreement  shall  become  a  binding obligation  of the  Subscriber  with  respect  to  the  purchase of Shares as herein provided.

5.5

If   any   provision   of   this   Subscription   Agreement   is   declared   by   a   court   of

competent  jurisdiction  to  be  in  any way invalid,  illegal  or  unenforceable,  the  balance  of  this  Subscription

Agreement  shall  remain  in  effect,  and  if  any  provision  is  inapplicable  to  any  person  or  circumstance,  it shall nevertheless remain applicable to all other persons and circumstances.

5.6

No  term  or  provision  contained  herein  may  be  modified,  amended  or  waived

except  by  written  agreement  or  consent  signed  by  the  party  or  parties  to  be  bound  thereby.   It  is  agreed

that  a  waiver  by  either  party  of  a  breach  of  any  provision  of  this  Subscription  Agreement  shall  not operate, or be construed, as a waiver of any subsequent breach by that same party.

5.7

The  parties  agree  to  execute  and  deliver  all  such  further  documents,  agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Subscription Agreement.

5.8

The  obligations  of  each  Investor  under  any  Transaction  Document  are  several and  not  joint  with  the  obligations  of  any  other  Investor,  and  no  Investor  shall  be  responsible  in  any  way

for  the  performance  of  the  obligations  of  any  other  Investor  under  any  Transaction  Document.    The

decision  of  each  Investor  to  purchase  Shares  pursuant  to  the  Transaction  Documents  has  been  made  by

such  Investor  independently  of  any  other  Investor.    Nothing  contained  herein  or  in  any  Transaction

Document,  and  no  action  taken  by  any  Investor  pursuant  thereto,  shall  be  deemed  to  constitute  the

Investors  as  a  partnership,  an  association,  a  joint  venture  or  any  other  kind  of  entity,   or  create  a

presumption  that  the  Investors  are  in  any  way  acting  in  concert  or  as  a  group  with  respect  to  such

obligations or the transactions contemplated by the Transaction Documents.   Each  Investor acknowledges

that  no  other  Investor  has  acted  as  agent  for  such  Investor  in  connection  with  making  its  investment hereunder  and  that  no  Investor  will  be  acting  as  agent  of  such  Investor  in  connection  with  monitoring  its

investment  in the Shares or enforcing its rights under  the Transaction Documents.   Each  Investor  shall  be

entitled  to  independently protect  and  enforce  its  rights,  including  without  limitation  the  rights  arising  out of  this  Agreement  or  out  of  the  other  Transaction  Documents,  and  it  shall  not  be  necessary for  any other

Investor   to   be   joined   as   an   additional   party  in   any   proceeding   for   such   purpose.     The   Company

acknowledges  that  each  of the  Investors  has  been  provided  with  the  same  Transaction Documents  for  the purpose of closing a transaction with multiple Investors and not because it was required or requested to do

so  by any  Investor.   If  Subscriber  is  a  corporation,  limited  liability company,  partnership,  trust  or  two  or more individuals  purchasing jointly,  Subscriber  shall follow the  specific instructions for  the Certificate of

Corporate, Limited Liability Company, Partnership, Trust and Joint Purchases at Page  hereof.

5.9.

Subscriber  acknowledges  that  the  subscription  made  hereby  is  not  binding  upon

the   Company  until   the  Company  accepts   it.     The   Company  has   the  right   to   accept   or   reject   this

subscription  in  whole  or  in  part  in  its  sole  and  absolute  discretion.    If  this  subscription  is  rejected  in

whole, the Company shall  return the  Purchase Price to Subscriber,  without interest, and the Company and

Subscriber  shall  have  no  further  obligation  to  each  other  by reason  of  this  Subscription  Agreement  or  the

subscription  made  hereby.   In  the  event  of  a  partial  rejection  of  this  subscription,  a  proportionate  amount of the Purchase Price will be returned to Subscriber, without interest.

[Remainder of Page Intentionally Blank, Signature Page Follows]

SIGNATURE PAGE FOR INDIVIDUAL INVESTOR

IN  WITNESS WHEREOF, this  Subscription Agreement  has  been executed  by Subscriber  and  by the Company on the respective dates set forth below.

Signature

Signature (If Shares Purchased Jointly)

Name

Name

Please Print

Please Print

Address

Address

Telephone #

Telephone #

Fax #

Fax #

Email:

Email:

Social Security #

Social Security #

Date:

Date:

Number of Shares Subscribed For:

Purchase Price: __________________________ (at $______ per unit)

Form of joint ownership of Shares (if applicable):

☐ JTTEN

☐ JTWROS

☐ JTTIC

Exact Name in Which Securities are to be Registered:  ________________________________________

Subscription Accepted:

IGAMBIT INC.

By:

Name:

Title:

Date:

SIGNATURE PAGE FOR PARTNERSHIP, CORPORATION,

LIMITED LIABILITY COMPANY OR TRUST

IN  WITNESS  WHEREOF,  the  undersigned  has  executed  this  Subscription  Agreement  on  the  date  set forth below.

Name of partnership, corporation, limited liability

company or trust

By:

Federal Tax ID Number

Name:

Title:

State of Organization

Address:

Telephone:

Fax:

Email:

Date:

Number of Shares Subscribed For:

Purchase Price: __________________________ (at $______ per share)

Exact Name in Which Securities are to be Registered:  ________________________________________

Subscription Accepted:

IGAMBIT INC.

By:

Name:

Title:

Date:

SPECIAL  SUBSCRIPTION  INSTRUCTIONS  FOR  CORPORATE,  PARTNERSHIP,  LIMITED

LIABILITY COMPANY, TRUST AND JOINT PURCHASERS

If  Subscriber  is  a  corporation,  partnership,  limited  liability  company,  trust,  or  other  entity  or  joint

purchaser,  the  following  additional  instructions  must  be  followed.   INFORMATION  ADDITIONAL  TO

THAT REQUESTED BELOW MAY ALSO BE REQUIRED BY THE COMPANY IN SOME CASES.

1.

Certificate.     Subscriber  must   date  and  sign  the  Certificate  below,   and,  if  requested   by  the

Company,   Subscriber   may  also   be   required   to   provide   a   copy  of   (a)   the   corporation’s   articles   of

incorporation,  bylaws  and  authorizing  resolution,  (b)  the  partnership  agreement,  (c)  the  limited  liability company’s certificate of formation or articles of organization, as applicable, and limited liability company agreement, operating agreement or similar agreement governing the rights and obligations of the members of the limited liability company, or (d) the trust agreement, as applicable.

2.

Subscription Agreement.

(a)

Corporations.   An  authorized  officer of  the  corporation  must  date,  sign,  and complete the

Subscription  Agreement  with  information  concerning  the  corporation.   The  officer  should  print  the  name

of the corporation above his signature, and print his name and office below his signature.

(b)

Partnerships.    An  authorized  partner  must  date,  sign,  and  complete  the  Subscription

Agreement  with  information  concerning  the  partnership.    The  partner  should  print  the  name  of  the

partnership above his signature, and print his name and the words “general partner” below his signature.

(c)

Limited  Liability  Companies.   An  authorized  member  or  manager  must  date,  sign,  and

complete  the  Subscription  Agreement  with  information  concerning  the  limited  liability  company.    The

member  or  manager  should print  the  name  of  the  limited  liability company above  his  signature,  and  print his name and the word “member” or “manager” below his signature.

(d)

Trusts.   In  the  case  of  a  trust,  the  authorized  trustee  should  date,  sign,  and  complete  the

Subscription  Agreement  with  information  concerning  the  trust.   The  trustee  should  print  the  name  of  the

trust  above  his  signature,  and  print  his  name  and  the  word  “trustee”  below  his  signature.   In  addition,  an

authorized  trustee  should  also  provide  information  requested  in the  Subscription Agreement  as  it  pertains to him as an individual.

(e)

Joint   Ownership.     In   all   cases,   each   individual   must   date,   sign,   and   complete   the

Subscription Agreement.   Joint investors must  state if they are purchasing the Shares  as joint  tenants with

the   right   of  survivorship,   tenants   in   common,   or   community  property,   and   each   must   execute   the

Subscription Agreement signature page.

EX 10.1 Form of Subscription Agreement.doc

CERTIFICATE FOR CORPORATE, PARTNERSHIP,

LIMITED LIABILITY COMPANY, TRUST, AND JOINT SUBSCRIBERS

If Subscriber is a corporation, partnership, limited liability company, trust, joint purchaser, or other entity,

an authorized officer, partner, member, manager or trustee must complete, date and sign this Certificate.

CERTIFICATE

I hereby certify that:

1.

Subscriber  has  been  duly  formed  is  validly  and  existing  and  has  full  power  and  authority  to purchase the Shares and make an investment in iGambit Inc.

.

2.

The   Subscription   Agreement   has   been   duly   and   validly   authorized,   executed,   and

delivered by Subscriber and constitutes the valid, binding, and enforceable obligation of Subscriber.

Date:

Name of corporation, partnership, limited

liability

company, trust or joint purchases (please print)

Signature and title of authorized officer, partner,

member, manager, trustee, or joint purchaser

EX 10.1 Form of Subscription Agreement.doc

ACCREDITED INVESTOR PROSPECTIVE PARTICIPANT QUESTIONNAIRE

_______________________

**ALL INFORMATION WILL BE HELD IN STRICTEST CONFIDENCE**

INSTRUCTIONS  TO  THE  PROSPECTIVE  INVESTOR:  This  Questionnaire  is  being  sent  to  each

prospective   participant   that   has   indicated   an   interest   in   purchasing   Shares   of   iGambit   Inc.   (the

“Company”).   The   purpose   of   this   Questionnaire   is   to   assure   the   Company   that   each   prospective

subscriber  to  its  Shares  (“Subscriber”)  will  meet  the  standards  imposed  by  Regulation  D,  promulgated under the Securities Act  of 1933,  as amended,  the National Securities Markets Improvement Act of 1966,

similar  exemptions  provided  by  the  applicable  state  securities  laws  and  regulations  promulgated  there under (the “Securities Laws”), since the Shares will not be registered. Each subscriber must complete the following Questionnaire.

The  information  provided  will  be  used  to  determine  whether  the  prospective  purchaser’s  Subscription

Agreement to purchase  Shares will  be accepted by the Company in light of the requirements of Securities

Laws.  In  subscribing  for  Shares  and  furnishing  the  information  requested  in  this  Questionnaire,  the

Subscriber  understands  that  the  Company  will  rely  on  the  information  provided  herein  for  purposes  of such  determinations.  The  Subscriber  understands  that  a  false  representation  may  constitute  a  violation  of law and that any person who suffers damage as a result of a  false representation may have a claim against the Subscriber for damages.

The  information  provided  herein  by  Subscribers  will  be  kept  confidential.  However,  by  signing  this

Questionnaire,  the  Subscriber  agrees  that  the  Company  may  present  the  completed  document  to  such parties as it deems appropriate if called upon to establish the availability under any Securities Laws.

In  accordance  with  the  foregoing,  the  following  representations  are  hereby  made  and  the  following information is furnished by the undersigned subscriber.

PART A. GENERAL INFORMATION

NAME(S) OF PROSPECTIVE SUBSCRIBER:

Social Security Number or Tax I.D. No.:

PART B. INVESTOR INFORMATION

1.    If the prospective Participant is an individual:

(a)

Do   you   have   an  individual   net  worth,   or  joint   net  worth  with   your   spouse

(exclusive of your principal residence) in excess of $1,000,000?

Yes _______  No _______

1

EX 10.1 Form of Subscription Agreement.doc

(b)

(i)

Did you have individual income in excess of $200,000 in each of the two most  recent  years  or  joint  income  with  your  spouse  in  excess  of  $300,000  for each of those years?

Yes _______  No _______

(ii)

Do  you  anticipate  for this tax  year  having individual  income  in  excess  of

$200,000, or joint income with your spouse in excess of $300,000?

Yes _______  No _______

2.    If  the  prospective  Participant  is  a  corporation,  partnership,  limited  liability  company,  trust  or other entity:

(a)

Is  the  entity  an  accredited  investor  within  the  meaning  of  Regulation  D  of  the

Securities Act?

Yes _______  No _______

(b)

Does   the  entity,   by  reason   of   its   own,   or   of   its   management’s   business   or

financial  experience,  have  the  capacity  to  protect  its  own  interests  in  connection with an investment in the Shares?

Yes _______  No _______

(c)

Does the  entity have  substantial  experience  in  evaluating and  investing in  private placement transactions of securities in entities similar to the Company so that it is capable of evaluating the merits and risks of its investment in the Shares?

Yes _______  No _______

3.    Have  you  purchased  the  Shares  for  investment  purposes  and  not  with  a  view  toward  resale  or distribution,  and  will,  prior  to  any  sale  or  attempted  sale  of  any  of  the  Shares,  comply  with  all requirements of the state and federal securities acts?

Yes _______  No _______

4.    Do  you  understand  that  Shares  cannot  be  readily sold  because  there  will  be  no  public  market  for them,  that  the  Shares  are  not  suitable  for  any  investor  unless  he  or  she  has  available  personal liquid  assets  to  provide  for  financial  contingencies  and  that  a  condition  to  any  sale  would  be  the registration of such interests or the availability of an exception to such registration requirements?

Yes _______  No _______

5.    Is  your principal  investment  objective to secure  an  economic profit,  determined without  regard to any tax benefits which you may receive?

Yes _______  No _______

2

6.    Do you understand that the Shares encompass substantial risks?

Yes _______  No _______

7.    Do  you  acknowledge  that  no  independent  due  diligence  has  been  undertaken  except  for  that performed by yourself and your purchaser representative, if applicable?

Yes _______  No _______

8.    Do  you  understand  that  no attorney-client  relationship  has  arisen  in  connection  with  this  offering between  any  prospective  Subscriber  and  counsel  to  the  Company  or  between  any  prospective

Subscriber and counsel to any other Investor?

Yes _______  No _______

9.  Do you plan to use a “Purchaser Representative” to assist you in analyzing this investment?

Yes _______  No _______

If “Yes”, please provide Purchaser Representative’s name and address:

If “No”, do you have such knowledge and experience in financial and business matters that

you are capable of evaluating the merits and risks of this investment?

Yes _______  No _______

I REPRESENT THAT THE ABOVE INFORMATION IS CORRECT. I HEREBY

AUTHORIZE THE COMPANY TO VERIFY SUCH INFORMATION WITH MY

ATTORNEY, BANKER, ACCOUNTANT OR OTHER ADVISORS(S).

Date:

Subscriber’s Signature

Subscriber’s Signature

3